TIAA Announces Future Leadership of New Bank Post-Acquisition of EverBank Financial Corp
Kathie Andrade, Blake Wilson will lead nationwide bank offering broad suite of products and services to retail and business customers after transaction closes

NEW YORK, NY & JACKSONVILLE, FL, September 7, 2016 - TIAA, a leading financial services provider, today announced the future appointment of the chairman of the board and chief executive officer of its new diversified, nationwide bank after it completes the acquisition of EverBank Financial Corp (NYSE: EVER) and its wholly owned subsidiary EverBank. The new bank will significantly expand TIAA’s banking and lending products and complements the company’s full suite of retirement, investment and advisory services.

Kathie Andrade, currently chief executive officer of TIAA’s Retail Financial Services business, will serve as chairman of the board of the new bank after consummation of the acquisition. Andrade also will continue her role as chief executive officer of Retail Financial Services, which is dedicated to helping individual consumers manage their finances and achieve a lifetime of financial well-being.

Blake Wilson, EverBank’s president and chief operating officer and a member of the board of directors, will serve as the new bank’s president and chief executive officer and a board director after the acquisition is completed. Wilson has been involved in financial services since 1989 and, for the past 15 years, has been a part of the executive team driving EverBank’s significant growth and evolution.

Robert Clements, EverBank Financial Corp’s chairman of the board and chief executive officer, has announced he will retire after the acquisition is completed. He has agreed to serve as a member of the new bank’s board of directors after consummation of the transaction. Clements joined EverBank in 1994 and has served as chairman and chief executive officer since 1997. He has been instrumental in EverBank’s long-term strategy and success in building a nationwide banking, lending and investing franchise.

TIAA announced the acquisition of EverBank Financial Corp in August 2016. Under terms of the agreement, EverBank Financial Corp’s common stockholders will receive $19.50 per share in cash, or an approximate total of $2.5 billion. The combination of TIAA’s existing banking operations and EverBank will significantly bolster TIAA’s banking capabilities and form a full-service banking company uniquely positioned to help both companies’ customers succeed. The combined bank will be headquartered in Jacksonville and serve retail and business customers across the country. The transaction is subject to customary closing conditions.

About TIAA

TIAA (TIAA.org) is a unique financial partner. With an award-winning track record for consistent investment performance, TIAA is the leading provider of financial services in the academic, research, medical, cultural and government fields. TIAA has $889 billion in assets under management (as of 6/30/16) and offers a wide range of financial solutions, including investing, banking, advice and guidance, and retirement services.

About EverBank Financial Corp
EverBank Financial Corp, through its wholly owned subsidiary EverBank, provides a diverse range of financial products and services directly to clients nationwide through multiple business channels. Headquartered in Jacksonville, Florida, EverBank has $27.4 billion in assets and $18.8 billion in deposits as of June 30, 2016. With an emphasis on value, innovation and service, EverBank offers a broad selection of banking, lending and investing products to consumers and businesses nationwide. EverBank provides services to clients through the internet, over the phone, through the mail, at its Florida-based financial centers and at other business offices throughout the country. More information on EverBank can be found at https://about.everbank/investors.
Media Inquiries:
TIAA Media Relations
Chad Peterson
888-200-4062

media@tiaa.org

EverBank Media Inquiries:
Michael Cosgrove
904-623-2029
Michael.Cosgrove@EverBank.com

EverBank Investor Inquiries:
Scott Verlander
904-623-8455
Scott.Verlander@EverBank.com

Additional Information and Where to Find It
This press release may be deemed to be solicitation material in respect of the proposed merger between EverBank Financial Corp and TIAA. In connection with the transaction, EverBank Financial Corp intends to file relevant materials with the Securities and Exchange Commission (“SEC”), including a proxy statement on Schedule 14A. INVESTORS AND STOCKHOLDERS OF EVERBANK FINANCIAL CORP ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING EVERBANK FINANCIAL CORP’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may also obtain copies of the documents, when filed, free of charge at the SEC’s website (http://www.sec.gov). Investors and stockholders may also obtain copies of documents filed by EverBank Financial Corp with the SEC by contacting EverBank Financial Corp at Investor Relations, EverBank Financial Corp, 501 Riverside Ave. 12th Floor, Jacksonville, FL 32202, by email at investorrelations@everbank.com, or by visiting EverBank Financial Corp’s website (http://about.everbank/investors/).
Participants in Solicitation
TIAA and EverBank Financial Corp and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of EverBank Financial Corp Common Stock in connection with the proposed transaction. Information about EverBank Financial Corp’s directors and executive officers is available in EverBank Financial Corp’s proxy statement for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 6, 2016. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any investment or voting decisions.
Cautionary Statement Regarding Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be protected by the safe harbor provided therein. We generally identify forward-looking statements, particularly those statements regarding the benefits of the proposed merger between TIAA and EverBank Financial Corp, the anticipated timing of the transaction and the products and markets of each company, by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “would,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” “strategy,” “future,” “opportunity,” “will likely result” or the negative version of those words or other comparable words. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, you are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.
A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this press release, including, but not limited to:  the risk that the merger may not be completed in a timely manner or at all, which may adversely affect EverBank Financial Corp’s business and the price of EverBank Financial Corp Common Stock; required governmental approvals of the merger may not be obtained or may not be obtained on the terms expected or on the anticipated schedule, and materially burdensome or adverse regulatory conditions may be imposed in connection with any such governmental approvals; EverBank Financial Corp’s stockholders may fail to approve the merger; the parties to the Merger Agreement may fail to satisfy other conditions to the completion of the merger, or may not be able to meet expectations regarding the timing and completion of the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the merger on EverBank Financial Corp’s business relationships, operating results, and business generally; risks that the proposed merger disrupts current plans and operations of EverBank Financial Corp and potential difficulties in EverBank Financial Corp employee retention as a result of the merger; risks related to diverting management’s attention from EverBank Financial Corp’s ongoing business operations; the outcome of any legal proceedings that may be instituted against EverBank Financial Corp related to the Plan and Agreement of Merger or the merger; the amount of the costs, fees, expenses and other charges related to the merger; the ability of TIAA to successfully integrate EverBank Financial Corp’s operations, product lines, and technology; the ability of TIAA to implement its plans, forecasts, and other expectations with respect to EverBank Financial Corp’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation; the impact of changes in interest rates; and political instability. For additional factors that could materially affect our financial results and our business generally, please refer to EverBank Financial Corp’s filings with the SEC, including but not limited to, the factors, uncertainties and risks described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Neither TIAA nor EverBank Financial Corp undertakes any obligation to revise these statements following the date of this press release, except as required by law.

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